# INSTITUTIONAL INVESTOR TRUST

## SECTOR ALLOCATION MODEL FUND SERIES (SAMSX)

# SUMMARY PROSPECTUS

**MARCH 3, 2015**

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can get the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders at no cost by calling 1-800-338-9476. The Fund's prospectus and statement of additional information, both dated March 3, 2015, and most recent report to shareholders, dated December 31, 2014, are all incorporated by reference into this Summary Prospectus.

Investment Objective: The objective of the Fund is to outperform the S&P500 modestly as the market moves up and dramatically as it moves down. The Fund seeks to create value by avoiding extreme market losses rather than trying to capture extreme market gains.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares in the Fund.

Shareholders Fees (fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends [and other Distributions] (as a percent of offering price)	0.00%
Redemption Fee (as a percentage of amount redeemed, if applicable)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Distributions [and/or Service] (12b-1) Fees	0.00%
Other Expenses (1)	0.25%
Acquired Fund Fees and Expenses (2)	0.15%
Total Annual Fund Operating Expenses	1.15%

(1) “Other Expenses” are based on estimated amounts for the current fiscal year.

(2) “Acquired Fund Fees and Expenses” are based on estimated amounts for the current fiscal year.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$117	$365	$633	$1,398

Portfolio Turnover: The Fund incurs transaction costs, such as commissions (or other indirect transaction costs), when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 348% of the average value of its portfolio.

Principal Investment Strategies: The Fund’s Sector Allocation Model invests solely in the exchange traded funds (ETFs) that represent the nine sectors of the Standard and Poors 500 Index (S&P) and the ETF representing the one- to three-month U.S. Treasury Note. The Fund makes investments in proportions designed to meet its investment objectives while maintaining some balance within equities and short term treasuries. The Fund evaluates the performance of the nine sectors weekly and purchases or sells any given sector or treasury holding accordingly.

Sectors are either in or out of the model, and all sectors in the model are equally weighted. The maximum allocation to any one sector is 25%. When three or fewer sectors are included 25% is invested in each sector and the remainder is invested in the Treasury ETF. When four or more sectors are included the percentage in each is equally weighted and no investment is made in the Treasury ETF. When no sectors are included, 100% is invested in the Treasury ETF.

The nine sectors are:

• Consumer Staples (XLP) • Energy (XLE) • Financial (XLF)	• Consumer Discretionary (XLY) • Health Care (XLV) • Industrial (XLI)	• Materials (XLB) • Technology (XLK) • Utilities (XLU)

Principal Risks:

•	Market Volatility: As with all market-traded securities, the risk of price declines of Fund securities is unavoidable. Many factors affect the market every day that produce fluctuations in the value of all securities. The daily value of Fund shares reflects these fluctuations.
•	ETF Risk: Equity-based exchange traded funds are subject to risks similar to those of stocks. Investment returns will fluctuate and are subject to market volatility, so that your shares, when redeemed or sold, may be worth more or less than their original cost. Past performance is no guarantee of future results.
•	Portfolio Turnover: In following the Fund’s investment strategy described above, portfolio changes can occur on a weekly basis and without regard for how long the investments have been in the Fund. Portfolio turnover may involve brokerage commissions and other transaction costs and may result in realizing short-term capital gains.
•	Returns Are Not Guaranteed: An investment in the Fund is neither insured nor guaranteed by the U.S. government. Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by a bank, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.
•	Loss Can Occur: Remember that you can loose money by investing in this or any other fund.

Annual Total Return: The following bar chart and table provide an indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s before-tax performance from year to year over a 10-year period (or for the life of the Fund if less than 10 years). The table shows how the Fund’s average annual returns for one, five, and ten years (or for the life of the Fund) compare to those of a broad-based securities market index. Remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future.

The return reflected for 2010 is for the period of
September 13, 2010 (start of operations) to December 31, 2010

During the period shown in this bar chart, the highest return for a quarter was 11.30% (quarter ending December 31, 2014), and the lowest return for a quarter was -9.0% (quarter ending September 30, 2011).

Average Annual Total Returns

For the periods ended December 31, 2014, 2009, and 2004

	1 Year	5 Years (or Life of Fund*)	10 Years (or Life of Fund*)
Sector Allocation Model Fund
Return Before Taxes	6.85%	13.20%	13.20%
Return After Taxes on Distributions	2.47%	10.66%	10.66%
Return After Taxes on Distributions and Sale of Fund Shares	6.95%	9.01%	9.01%
S&P 500 Index
(reflects no deduction for [fees, expenses, or taxes])	13.69%	17.65%	17.65%

* Operations of the fund began September 13, 2010.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser: Institutional Investor Advisers, Inc. is the adviser to the Fund.

Subadviser: F-Squared Institutional Advisors, LLC is the Fund’s subadviser.

Portfolio Manager: Roland G. “Kelly” Caldwell, Jr., has been the portfolio manager of the Fund since its inception in June, 2010. Mr. Caldwell is also president of Institutional Investor Trust.

Purchase of Fund Shares: Only qualified financial institutions may purchase Fund shares; the Fund is not available for purchase by the general public. The Fund is open exclusively to institutional investors who wish to purchase Fund shares for subsequent allocation to the individual portfolios of their clients.

Your institution can open an account directly with the Fund to purchase shares. You may request a purchase by fax to 941-496-4660 or by mail sent 1400 Center Road, Venice, FL 34292, or through the National Securities Clearing Corporation (NSCC) if you are a member. You can also purchase shares through your account with any financial intermediary, broker (who may authorize designees), or agent the Fund has authorized to sell its shares.

A minimum initial purchase of $250,000.00 is required and there is no minimum to make subsequent purchases.

Sale of Fund Shares: If your institution has an account directly with the Fund, you can redeem, with no redemption fee, all or any portion of your shares on any business day by fax to 941-496-4660 or by mail sent to 1400 Center Road, Venice, FL 34292, or through the NSCC, if a member.

If your institution holds shares of the Fund in an account with a financial intermediary, broker (who may authorize designees), or agent authorized by the Fund to sell its shares, you may incur a fee when you request a redemption. Review their materials to ascertain the method for requesting redemptions and any associated fee.

A minimum balance of $250,000.00 is required for an account to remain open.

Tax Information: The Fund will declare and pay dividends and capital gains, if any, at least annually. The Fund intends to make distributions that may be taxed as ordinary income and capital gains, which may be taxable at different rates depending on the length of time the fund holds assets. As a result of the Fund’s objective and strategies, the Fund anticipates that its distributions will consist primarily of ordinary income or capital gains. Distributions, whether received in cash or reinvested in additional shares of the Fund, may be subject to federal income tax.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

Institutional Investor Trust
Investment Company Act File Number 811-22429

1400 Center Road ~ Venice, Florida 34292 ~ 941-488-6772 ~ 800-338-9477